UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2018
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 20, 2018, Douglas E. Klint, Executive Vice President, Corporate Secretary and former General Counsel of Axon Enterprise, Inc. (the "Company") and a named executive officer of the Company, submitted his resignation as an Executive Vice President as part of his retirement transition, which resignation was accepted by the Company’s board of directors. Mr. Klint will remain with the Company as Corporate Secretary for an unspecified period of time to provide for a successful transition of his duties to his successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2018	Axon Enterprise, Inc.
	By:	/s/ JAWAD A. AHSAN
Jawad A. Ahsan
Chief Financial Officer